EXHIBIT 99.1
                                                                   ------------


                             JOINT FILING AGREEMENT



        In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Common Stock, par value $0.001 per share, of ExlService Holdings, Inc.

        The undersigned further agree that each party hereto is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided, however, that no party is responsible for the completeness or accuracy of the information concerning any other party making the filing, unless such party knows or has reason to believe that such information is inaccurate.

        IN WITNESS WHEREOF, the parties have executed this Joint Filing Agreement on January 30, 2007.


                               OAK HILL CAPITAL PARTNERS, L.P.

                               By:  OHCP GenPar, L.P. its General Partner

                                    By:  OHCP MGP, LLC
                                         its General Partner

                                    By:  /s/ John R. Monsky
                                         ----------------------------
                                         Name:  John R. Monsky
                                         Title: Vice President


                               OAK HILL CAPITAL MANAGEMENT PARTNERS, L.P.

                               By:  OHCP GenPar, L.P. its General Partner

                                    By:  OHCP MGP, LLC
                                         its General Partner


                                    By:  /s/ John R. Monsky
                                         ----------------------------
                                         Name:  John R. Monsky
                                         Title: Vice President


                               OHCP GENPAR, L.P.

                               By:  OHCP MGP, LLC its General Partner


                                    By:  /s/ John R. Monsky
                                         ----------------------------
                                         Name:  John R. Monsky
                                         Title: Vice President


                               OHCP MGP, LLC


                                    By:  /s/ John R. Monsky
                                         ----------------------------
                                         Name:  John R. Monsky
                                         Title: Vice President